                                                           EXHIBIT 99.19


                               POWER OF ATTORNEY


      William J. Guilfoyle hereby constitutes and appoints David J. Thelander, Daniel R. Waltcher and Matthew M. O'Toole, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign the Registration Statement and any and all Amendments to the Registration Statement (including Post-Effective Amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                        G.T. INVESTMENT PORTFOLIOS, INC.







  /s/ WILLIAM J. GUILFOYLE        Director, Chairman of        February 26, 1997
------------------------------    the Board and President
      William J. Guilfoyle

                               POWER OF ATTORNEY



      Each person whose signature appears below hereby constitutes and appoints David J. Thelander, Daniel R. Waltcher and Matthew M. O'Toole, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign the Registration Statement and any and all Amendments to the Registration Statement (including Post-Effective Amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                       G.T. INVESTMENT PORTFOLIOS, INC.



                                  Director, Chairman of                   , 1997
------------------------------    the Board and President
      David A. Minella


  /s/ C. DEREK ANDERSON
------------------------------    Director                     February 24, 1997
      C. Derek Anderson


  /s/  FRANK S. BAYLEY
------------------------------    Director                     February 24, 1997
       Frank S. Bayley


 /s/ ARTHUR C. PATTERSON
------------------------------    Director                     February 24, 1997
     Arthur C. Patterson


  /s/  RUTH H. QUIGLEY
------------------------------    Director                     February 24, 1997
       Ruth H. Quigley


 /s/ ROBERT G. WADE, JR.
------------------------------    Director                     February 24, 1997
     Robert G. Wade, Jr.